BLACKROCK FUNDSSM

BlackRock International Dividend Fund

(the “Fund”)

Supplement dated October 2, 2024 to the Summary Prospectuses, Prospectuses and Statement of Additional Information of the Fund, each dated September 27, 2024, as supplemented to date

At a meeting held on April 16, 2024, the Board of Trustees of BlackRock FundsSM (the “Board”), on behalf of the Fund, approved the Reorganization (as defined below) of the Fund into an exchange-traded fund (“ETF”), which will be managed by BlackRock Fund Advisors, an investment adviser under common control with BlackRock Advisors, LLC, the Fund’s current investment adviser (“BlackRock”). The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, determined, with respect to the Reorganization, that participation in the Reorganization is in the best interests of the Fund and the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization.

The Fund will be reorganized into an ETF through the reorganization of the Fund into a newly-created ETF, BlackRock International Dividend ETF (the “Acquiring Fund”), which is a series of BlackRock ETF Trust. The Fund and the Acquiring Fund have identical investment objectives, fundamental investment policies and investment strategies. Following the reorganization, the Fund will be liquidated (such reorganization and liquidation, the “Reorganization”).

The Reorganization is now anticipated to close as of the close of trading on the New York Stock Exchange on November 15, 2024. The Acquiring Fund has not commenced investment operations.

In anticipation of the Reorganization, the final date to exchange shares of another BlackRock Fund for Fund shares will be on November 8, 2024 and the final date to purchase Fund shares will be November 13, 2024. The final date to redeem Fund shares or exchange Fund shares for shares of another BlackRock Fund will be on November 14, 2024.

Importantly, in order to receive shares of the Acquiring Fund as part of the Reorganization, Fund shareholders must hold their shares of the Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund). If Fund shareholders do not hold their shares of the Fund through that type of brokerage account, they will not receive shares of the Acquiring Fund as part of the Reorganization. For Fund shareholders that do not currently hold their shares of the Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the Q&A that follows for additional actions that such Fund shareholders must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for Fund shareholders that hold shares of the Fund through a brokerage account that can hold shares of the Acquiring Fund.

BlackRock believes that the Reorganization will provide multiple benefits for investors of the Fund, including the same or lower net expenses, additional trading flexibility, increased portfolio holdings transparency and potential enhanced tax efficiency.

The Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization (the “Plan”). The Reorganization is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. As a result, Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Reorganization (except with respect to cash received, as explained elsewhere in this Supplement). In connection with the Reorganization, shareholders of the Fund will receive ETF shares of the Acquiring Fund equal in value to the number of shares of the Fund they own, including a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable.

Completion of the Reorganization is subject to a number of conditions under the Plan, but shareholders of the Fund are not required to approve the Reorganization. Existing Fund shareholders will receive a combined prospectus/information statement describing in detail both the Reorganization and the Acquiring Fund, and summarizing the Board’s considerations in approving the Reorganization.

The following changes will take effect either immediately or on an upcoming future date as described below. These actions include limits on new purchases of certain Fund shares, the removal of sales charges on purchases of Fund shares, the removal of contingent deferred sales charges on redemptions of Fund shares, and the waiver of Distribution and Service (Rule 12b-1) Fees on Fund shares.

IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT

QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your Fund shareholder account prior to the Reorganization in order to receive shares of the Acquiring Fund.

Q. What types of shareholder accounts can receive shares of the Acquiring Fund as part of the Reorganization?

A. If you hold your shares of the Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of the Acquiring Fund in the Reorganization. No further action is required.

Q. What types of shareholder accounts cannot receive shares of the Acquiring Fund as part of the Reorganization?

A. The following account types cannot hold shares of ETFs:

Non-Accommodating Brokerage Accounts. If you hold your shares of the Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares.

Non-Accommodating Retirement Accounts. If you hold your shares of the Fund through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the Reorganization.

Direct Accounts. If you hold your shares of the Fund in an account directly with the Fund at its transfer agent, BNY Mellon Investment Servicing (US) Inc. (a “direct account”), you must transfer your shares of the Fund to a brokerage account at a financial intermediary that can accept shares of the Acquiring Fund prior to the Reorganization in order to receive shares of the Acquiring Fund. You have a direct account if you receive quarterly account statements directly from the Fund and not from a third-party broker-dealer. For this purpose, a direct account includes a direct IRA. If you hold your shares of the Fund through a direct IRA and do not take action prior to the Reorganization, your Fund shares will be exchanged for shares of BlackRock Summit Cash Reserves Fund (the “Money Market Fund”), a series of BlackRock Financial Institutions Series Trust equal in value to the net asset value (“NAV”) of your Fund shares. Such shareholders holding Investor A Shares of the Fund will be exchanged into Investor A Shares of the Money Market Fund, such shareholders holding Investor C Shares of the Fund will be exchanged into Investor C Shares of the Money Market Fund, and such shareholders holding Institutional Shares or Class K Shares of the Fund will be exchanged into Institutional Shares of the Money Market Fund.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call (800) 441-7762 or contact your financial advisor or financial intermediary where your Fund shares are held.

Q. How do I transfer my Fund shares from a direct account to a brokerage account that will accept Acquiring Fund shares?

A. Transferring your shares from a direct account to a brokerage account that can accept shares of an Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open a new account with a brokerage firm or other financial intermediary

We suggest you provide your broker with a copy of your quarterly statement from the Fund. Your broker will require your account number with the Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Fund’s transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q. How do I transfer my Fund shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund shares?

A. The brokerage firm where you hold your Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q. What will happen if I do not have a brokerage account that can accept Acquiring Fund shares at the time of the Reorganization?

A. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) as follows:

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Non-Accommodating Brokerage Accounts. If you hold your shares of the Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your Fund investment will be liquidated and you will receive cash equal in value to the NAV of your Fund shares.

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Non-Accommodating Retirement Accounts. If you hold your shares of the Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the Reorganization. If either such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Fund shares.

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Direct Accounts. If you hold your shares of the Fund in a direct account, you must transfer your shares of the Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization in order to receive shares of the Acquiring Fund. If such a change is not made prior to November 8, 2024, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your Fund investment will be liquidated on November 8, 2024, and you will receive cash equal in value to the NAV of your Fund shares.

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Direct IRA. If you hold your shares of the Fund through a direct IRA and do not take action to transfer your investment in the Fund to a different investment option prior to November 8, 2024, your Fund shares will be exchanged for shares of BlackRock Summit Cash Reserves Fund (the “Money Market Fund”), a series of BlackRock Financial Institutions Series Trust equal in value to the NAV of your Fund shares. Such shareholders holding Investor A Shares of the Fund will be exchanged into Investor A Shares of the Money Market Fund, such shareholders holding Investor C Shares of the Fund will be exchanged into Investor C Shares of the Money Market Fund, and such shareholders holding Institutional Shares or Class K Shares of the Fund will be exchanged into Institutional Shares of the Money Market Fund.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

Q. What if I do not want to own shares of the Acquiring Fund?

A. If you do not want to receive shares of the Acquiring Fund in connection with the Reorganization, you can exchange your Fund shares for shares of another BlackRock mutual fund that is not participating in the Reorganization or redeem your Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Redemption of your Fund shares will be a taxable event if you hold your shares in a taxable account. The last date to redeem your shares or exchange them into another BlackRock mutual fund prior to the Reorganization is now November 14, 2024. This date may change if the closing date of the Reorganization changes. Any further changes to the closing date of the Reorganization will be communicated to shareholders.

The last day that dividend reinvestments in the Fund will be available is October 11, 2024. Subsequent dividend distributions will be paid in cash in advance of the Reorganization.

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In connection with the Reorganization discussed herein, a prospectus/information statement included in a registration statement on Form N-14 has been filed with the Securities and Exchange Commission (the “SEC”) and been declared effective. Investors are urged to read the materials and any other relevant documents because they will contain important information about the Reorganization. Free copies of the materials are available on the SEC’s web site at www.sec.gov. A paper copy of the materials can be obtained at no charge by calling (800) 441-7762.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Shareholders should retain this Supplement for future reference.

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